SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                ------------------------------------------------
                                   May 5, 2006


                       GREEN PLAINS RENEWABLE ENERGY, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
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                 (State or other jurisdiction of incorporation)

               333-121321                             84-1652107
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         (Commission file number)         (IRS employer identification no.)

      7945 W. Sahara Avenue, #107, Las Vegas, Nevada         89117
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         (Address of principal executive offices)          (Zip code)

                                 (702) 363-9307
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

         On May 5, 2006, the Company exercised options to purchase 68 acres of land near Superior, Iowa in consideration for a purchase price of $478,542. The purchase price was paid through the issuance of 10,900 restricted shares of the Company's common stock at a price of approximately $43.90 per share. After this transaction, the Company had outstanding 4,360,667 shares of common stock and warrants exercisable for 832,721 shares of common stock

         The Company intends to build a 50 Million Gallon, Fuel Grade Ethanol Plant at the Superior, Iowa site. The exact location of the plant has been cited by Agra Industries of Merrill, WI, GPRE'S design builder for the Superior project. An application for an air permit needed prior to the commencement of construction was submitted to the Iowa Department of Natural Resources on April 19, 2006, by NRG (Natural Resource Group) of Minneapolis, Minnesota. NRG is the consulting firm engaged by GPRE to do such work for the Company. NRG obtained GPRE's air permit for its first 50 Million Gallon Ethanol project in Shenandoah, Iowa. There can be no assurance that the Company will be successful in building this plant.

         On Friday, April 28, 2006 GPRE received a letter from the Union Pacific Corporation indicating to GPRE that Union Pacific has agreed to supply rail service to the Superior site. This determination is contingent upon the final rail design and layout meeting all UP Engineering and Operating design standards. This authorization was necessary for the project to proceed. There can be no assurance, however, that the contingencies will be satisfied and that rail service to the Superior site will be completed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GREEN PLAINS RENEWABLE ENERGY, INC.



Date: May 9, 2006                         By   /s/ Barry A. Ellsworth
                                             -----------------------------------
                                             Barry A. Ellsworth
                                             President
                                             (Principal Executive Officer)

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